Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Announces First Quarter 2019 Financial Results
Strong Growth in Used Vehicle and Aftersales Business Drives Record First Quarter Net Income & EPS
HOUSTON, April 25, 2019 - Group 1 Automotive, Inc. (NYSE: GPI), (“Group 1” or the “Company”), an international, Fortune 500 automotive retailer, today reported 2019 first quarter net income of $38.6 million, diluted earnings per common share (EPS) of $2.08, adjusted net income (a non-GAAP measure) of $38.2 million, and adjusted diluted earnings per common share (a non-GAAP measure) of $2.06.
As shown in the attached non-GAAP reconciliation tables, the 2019 first quarter adjusted results (non-GAAP measures) exclude a net after-tax gain of approximately $0.5 million, or $0.02 cents per common share. This gain is comprised of $3.8 million of net after-tax gains related to dealership and real estate dispositions, partially offset by $1.9 million in after-tax losses related to legal matters, and $1.5 million in after-tax catastrophic losses related to hail storms.
“Our 21-percent growth in adjusted EPS versus last year reflects great performance by our U.S. and U.K. operating teams,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “The strategic emphasis we have placed on our used vehicle and aftersales business was obvious in our financial results this quarter. This performance clearly demonstrates our ability to grow earnings in a soft new vehicle sales market.”
Consolidated Results for First Quarter 2019 (year-over-year comparable basis)
For ease of comparison, we have included constant currency metrics (a non-GAAP measure) both below (shown in parenthesis) and in the financial tables that follow:

▪	Total revenue decreased 1.8 percent (increased 0.3 percent) to $2.8 billion.

▪	Total gross profit grew 2.8 percent (4.4 percent), to $431.5 million.

▪	New vehicle revenues decreased 6.5 percent (4.5 percent) on 5.6 percent lower unit sales. New vehicle gross profit decreased 5.4 percent (3.1 percent), to $71.4 million.

▪
Retail used vehicle revenues increased 4.9 percent (7.2 percent) on 7.2 percent higher unit sales. Retail used vehicle gross profit increased 9.9 percent (11.7 percent), to $47.8 million. Total used vehicle gross profit was up 6.9 percent (8.3 percent), to $48.3 million.

▪
Aftersales gross profit increased 6.2 percent (7.9 percent) on revenue growth of 5.6 percent (7.3 percent). Same Store aftersales gross profit increased 6.1 percent (7.6 percent) on revenue growth of 6.1 percent (7.7 percent).

▪	Finance and Insurance (F&I) gross profit per retail unit (PRU) increased 0.6 percent (1.7 percent), to $1,459 and total F&I gross profit increased $1.1 million, or 0.9 percent (2.1 percent).

▪	Adjusted Selling, General and Administrative (SG&A) expenses as a percent of gross profit improved 120 basis points, to 76.1 percent.

▪
Total net income increased 7.9 percent to $38.6 million, adjusted net income increased 6.6 percent to $38.2 million, diluted earnings per common share increased 22.4 percent to $2.08, and adjusted diluted earnings per common share increased 21.2 percent to $2.06. The improvement in EPS reflects both the growth in net income, as well as the positive impact of significant share repurchases across 2018.

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Segment Results for First Quarter 2019 (year-over-year comparable basis)

▪	United States:
The Company’s U.S. operations accounted for 73.5 percent of total revenues and 80.4 percent of total gross profit. Total U.S. revenues were $2.1 billion, a decrease of 1.2 percent, driven by a decrease in new vehicle revenue (down 5.3 percent), which was partially offset by strong growth in used vehicles and aftersales. Same Store highlights in the segment were:

•	New vehicle gross profit PRU grew 5.1 percent or $94 per unit, to $1,932.

•
Total used vehicle revenue grew 2.9 percent, driven by an increase of 6.6 percent in used vehicle retail units. For the first time in the Company’s history, first quarter 2019 used vehicle retail unit sales exceeded new vehicle unit sales in the quarter (by 2,820 units).

•	Total used vehicle gross profit increased 13.3 percent, as the strong volumes were aided by a $91 per unit increase in used vehicle retail gross profit PRU sold.

•	Aftersales delivered a strong quarter with revenue up 6.8 percent and gross profit grew 7.5 percent.

•	F&I gross profit PRU was $1,737.

•	Total gross profit grew 4.0 percent to $339.7 million.

•	SG&A expense as a percent of gross profit improved 40 basis points to 74.6 percent and adjusted SG&A expense as a percent of gross profit improved 120 basis points to 73.8 percent.

▪	United Kingdom:
The Company’s U.K. operations accounted for 22.9 percent of total revenues and 16.7 percent of total gross profit. The U.K. new vehicle industry sales decreased two percent for the first quarter 2019, with the Audi brand industry sales down 13 percent.
On a constant currency basis, Same Store U.K. revenues decreased 2.1 percent, with lower new vehicle sales partially offset by the strength of aftersales (up 12.4 percent), and F&I (up 8.1 percent). Total Same Store U.K. gross profit increased 0.9 percent on a constant currency basis, as strong growth in aftersales and F&I more than offset weaker new and total used vehicle gross profit. On a constant currency basis, Same Store F&I gross profit PRU grew 11.6 percent, to $827.
Same Store SG&A expenses as a percent of gross profit improved 150 basis points to 81.1 percent and operating margin improved 20 basis points to 1.6 percent.

▪	Brazil:
The Company’s Brazilian operations accounted for 3.7 percent of total revenues and 2.9 percent of total gross profit. Total revenue grew 8.1 percent on a constant currency basis, reflecting strong growth in each area of the business. Total gross profit grew 15.7 percent, on a constant currency basis, as total gross margin increased 80 basis points to 12.2 percent.
“The dramatic growth of our aftersales business this quarter was especially remarkable and reflects a variety of actions we have taken over the past year. Our Same Store aftersales revenue growth of 6.8 percent in the U.S., as well as 12.4 percent in the U.K., and 10.2 percent in Brazil demonstrates our competence in this area of the business across our entire company,” added Hesterberg.
Share Repurchase Authorization
During the first quarter of 2019, the Company did not repurchase any of its outstanding common stock. As of April 25, 2019, $75.0 million remains available under the Company’s common stock share repurchase authorization.
Future repurchases may be made from time to time, based on market conditions, legal requirements and other corporate considerations, in the open market or in privately negotiated transactions, and subject to Board approval and covenant restrictions.

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Corporate Development
In February 2019, the Company disposed of a Chrysler-Jeep-Dodge-Ram dealership in California that generated approximately $60 million in trailing-twelve-month revenues. In March 2019, the Company opened a Kia add-point in an existing facility in the U.K, which is expected to generate approximately $15 million in annual revenues.
Year-to-date 2019, the Company has opened two add-points that are expected to generate $40 million in annual revenues, and has disposed of seven franchises that generated approximately $120 million in trailing-twelve-month revenues.
First Quarter 2019 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the first quarter financial results and the Company’s outlook and strategy.
The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/events. A webcast replay will be available for 30 days.
The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:
Domestic:     1-888-317-6003
International:     1-412-317-6061
Conference ID:    3041785
A telephonic replay will be available following the call through May 3, 2018 by dialing:
Domestic:     1-877-344-7529
International:     1-412-317-0088
Replay ID:    10130481

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About Group 1 Automotive, Inc.
Group 1 owns and operates 181 automotive dealerships, 233 franchises, and 47 collision centers in the United States, the United Kingdom and Brazil that offer 30 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Investors please visit www.group1corp.com, www.group1auto.com, www.group1collision.com, www.facebook.com/group1auto, and www.twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.
FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES
In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering alternative financial measures not prepared in accordance with GAAP. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income and adjusted diluted earnings per share. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, gains and losses on dealership franchise or real estate transactions, and catastrophic weather events such as hail storms, hurricanes, and snow storms. Because these non-core charges and gains materially affect the Company's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items.

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In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.
In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than United States dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP.
Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

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Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended March 31,
	2019	2018	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,414,485	$1,513,590	(6.5)
Used vehicle retail sales	819,203	780,570	4.9
Used vehicle wholesale sales	92,138	104,029	(11.4)
Parts and service	369,174	349,515	5.6
Finance, insurance and other, net	113,376	112,322	0.9
Total revenues	2,808,376	2,860,026	(1.8)
COST OF SALES:
New vehicle retail sales	1,343,094	1,438,163	(6.6)
Used vehicle retail sales	771,394	737,075	4.7
Used vehicle wholesale sales	91,687	102,374	(10.4)
Parts and service	170,698	162,651	4.9
Total cost of sales	2,376,873	2,440,263	(2.6)
GROSS PROFIT	431,503	419,763	2.8
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	327,708	324,347	1.0
DEPRECIATION AND AMORTIZATION EXPENSE	16,997	16,342	4.0
OPERATING INCOME (LOSS)	86,798	79,074	9.8
OTHER EXPENSE:
Floorplan interest expense	(15,703)	(14,087)	11.5
Other interest expense, net	(18,919)	(18,820)	0.5
INCOME (LOSS) BEFORE INCOME TAXES	52,176	46,167	13.0
BENEFIT (PROVISION) FOR INCOME TAXES	(13,528)	(10,353)	30.7
NET INCOME (LOSS)	$38,648	$35,814	7.9
Less: Earnings allocated to participating securities	$1,455	$1,208	20.4
Earnings available to diluted common shares	$37,193	$34,606	7.5
DILUTED EARNINGS PER SHARE	$2.08	$1.70	22.4
Weighted average dilutive common shares outstanding	17,849	20,307	(12.1)
Weighted average participating securities	701	715	(2.0)
Total weighted average shares outstanding	18,550	21,022	(11.8)

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Unaudited)
(Dollars in thousands)

	March 31, 2019	December 31, 2018	% Increase/(Decrease)
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents	$33,623	$15,932	111.0
Contracts in transit and vehicle receivables, net	261,194	265,660	(1.7)
Accounts and notes receivable, net	185,311	193,981	(4.5)
Inventories, net	1,860,907	1,844,059	0.9
Prepaid expenses and other current assets	92,036	82,734	11.2
Total current assets	2,433,071	2,402,366	1.3
PROPERTY AND EQUIPMENT, net	1,370,743	1,347,835	1.7
OPERATING LEASE ASSETS	214,776	—	100.0
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	1,226,347	1,223,555	0.2
OTHER ASSETS	18,554	27,319	(32.1)
Total assets	$5,263,491	$5,001,075	5.2

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Floorplan notes payable - credit facility and other	$1,255,784	$1,292,452	(2.8)
Offset account related to floorplan notes payable - credit facility	(72,728)	(33,637)	116.2
Floorplan notes payable - manufacturer affiliates	444,003	417,924	6.2
Offset account related to floorplan notes payable - manufacturer affiliates	(26,000)	(100)	25,900.0
Current maturities of long-term debt and short-term financing	96,359	92,967	3.6
Current operating lease liabilities	23,907	—	100.0
Current liabilities from interest rate risk management activities	254	115	120.9
Accounts payable	507,348	419,350	21.0
Accrued expenses	207,815	197,494	5.2
Total current liabilities	2,436,742	2,386,565	2.1
5.00% SENIOR NOTES (principal of $550,000 at March 31, 2019 and December 31, 2018, respectively)	544,158	543,730	0.1
5.25% SENIOR NOTES (principal of $300,000 at March 31, 2019 and December 31, 2018, respectively)	296,884	296,735	0.1
ACQUISITION LINE	29,342	31,842	(7.9)
REAL ESTATE RELATED AND OTHER LONG-TERM DEBT, net of current maturities	350,884	366,723	(4.3)
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	41,314	42,459	(2.7)
OPERATING LEASE LIABILITIES, net of current portion	204,331	—	100.0
DEFERRED INCOME TAXES	136,219	134,683	1.1
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	2,430	1,696	43.3
OTHER LIABILITIES	93,474	100,948	(7.4)
STOCKHOLDERS' EQUITY:
Common stock	255	255	—
Additional paid-in capital	287,115	292,774	(1.9)
Retained earnings	1,422,576	1,394,817	2.0
Accumulated other comprehensive income (loss)	(138,749)	(137,772)	0.7
Treasury stock	(443,484)	(454,380)	(2.4)
Total stockholders' equity	1,127,713	1,095,694	2.9
Total liabilities and stockholders' equity	$5,263,491	$5,001,075	5.2

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended
		March 31,
		2019 (%)	2018 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
United States	Texas	34.5	34.9
	Oklahoma	6.1	6.0
	California	5.3	6.5
	Massachusetts	4.3	4.8
	Georgia	4.2	4.3
	Florida	2.7	2.5
	Louisiana	2.3	1.8
	New Jersey	1.8	1.6
	New Hampshire	1.6	1.8
	South Carolina	1.6	1.5
	Mississippi	1.2	1.2
	Kansas	1.0	1.4
	Alabama	0.7	0.7
	Maryland	0.4	0.5
	New Mexico	0.2	0.1
		67.9	69.6

International	United Kingdom	26.6	25.4
	Brazil	5.5	5.0
		100.0	100.0

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Lexus		23.1	24.0
Volkswagen/Audi/Porsche/SEAT/SKODA		15.1	14.1
BMW/MINI		12.5	12.7
Honda/Acura		10.9	9.5
Ford/Lincoln		10.6	11.3
Chevrolet/GMC/Buick/Cadillac		6.3	5.8
Nissan		6.0	6.7
Mercedes-Benz/smart/Sprinter		5.4	4.7
Hyundai/Kia		3.5	3.9
Chrysler/Dodge/Jeep/RAM		3.1	4.1
Jaguar/Land Rover		2.5	1.8
Other		1.0	1.4
		100.0	100.0

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2019	2018	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,031,742	$1,089,953	(5.3)
Used vehicle retail sales	594,418	563,830	5.4
Used vehicle wholesale sales	42,827	54,002	(20.7)
Total used	637,245	617,832	3.1
Parts and service	297,602	284,514	4.6
Finance, insurance and other, net	96,193	96,187	—
Total	$2,062,782	$2,088,486	(1.2)
GROSS MARGIN %:
New vehicle retail sales	4.9	4.9
Used vehicle retail sales	6.4	5.9
Used vehicle wholesale sales	2.7	2.7
Total used	6.2	5.7
Parts and service	53.9	53.2
Finance, insurance and other, net	100.0	100.0
Total	16.8	16.1
GROSS PROFIT:
New vehicle retail sales	$50,804	$53,135	(4.4)
Used vehicle retail sales	38,284	33,485	14.3
Used vehicle wholesale sales	1,164	1,434	(18.8)
Total used	39,448	34,919	13.0
Parts and service	160,472	151,444	6.0
Finance, insurance and other, net	96,193	96,187	—
Total	$346,917	$335,685	3.3
UNITS SOLD:
Retail new vehicles sold	26,390	28,673	(8.0)
Retail used vehicles sold	29,317	27,310	7.3
Wholesale used vehicles sold	7,150	9,383	(23.8)
Total used	36,467	36,693	(0.6)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$39,096	$38,013	2.8
Used vehicle retail	$20,276	$20,646	(1.8)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,925	$1,853	3.9
Used vehicle retail sales	$1,306	$1,226	6.5
Used vehicle wholesale sales	$163	$153	6.5
Total used	$1,082	$952	13.7
Finance, insurance and other, net (per retail unit)	$1,727	$1,718	0.5
OTHER:
SG&A expenses	$256,153	$252,941	1.3
Adjusted SG&A expenses (1)	$257,567	$252,941	1.8
SG&A as % revenues	12.4	12.1
Adjusted SG&A as % revenues (1)	12.5	12.1
SG&A as % gross profit	73.8	75.4
Adjusted SG&A as % gross profit (1)	74.2	75.4
Operating margin %	3.8	3.3
Adjusted operating margin % (1)	3.7	3.3
Pretax margin %	2.2	1.9
Adjusted pretax margin % (1)	2.2	1.9
INTEREST EXPENSE:
Floorplan interest expense	$(13,988)	$(12,337)	13.4
Floorplan assistance	10,326	10,750	(3.9)
Net floorplan expense	$(3,662)	$(1,587)	130.7
Other interest expense, net	$(17,175)	$(17,016)	0.9
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2019	2018	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$318,571	$354,404	(10.1)	(4.2)
Used vehicle retail sales	203,561	192,549	5.7	12.9
Used vehicle wholesale sales	45,261	46,185	(2.0)	4.7
Total used	248,822	238,734	4.2	11.3
Parts and service	59,566	53,141	12.1	19.8
Finance, insurance and other, net	15,199	14,263	6.6	13.6
Total	$642,158	$660,542	(2.8)	3.7
GROSS MARGIN %:
New vehicle retail sales	5.3	5.2
Used vehicle retail sales	4.1	4.4
Used vehicle wholesale sales	(2.2)	0.2
Total used	2.9	3.6
Parts and service	55.0	56.5
Finance, insurance and other, net	100.0	100.0
Total	11.2	10.8
GROSS PROFIT:
New vehicle retail sales	$16,772	$18,511	(9.4)	(3.7)
Used vehicle retail sales	8,288	8,560	(3.2)	3.4
Used vehicle wholesale sales	(1,010)	70	(1,542.9)	(1,798.0)
Total used	7,278	8,630	(15.7)	(11.2)
Parts and service	32,746	30,047	9.0	16.4
Finance, insurance and other, net	15,199	14,263	6.6	13.6
Total	$71,995	$71,451	0.8	7.5
UNITS SOLD:
Retail new vehicles sold	10,344	10,450	(1.0)
Retail used vehicles sold	8,431	7,835	7.6
Wholesale used vehicles sold	5,367	5,587	(3.9)
Total used	13,798	13,422	2.8
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$30,798	$33,914	(9.2)	(3.3)
Used vehicle retail	$24,144	$24,575	(1.8)	5.0
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,621	$1,771	(8.5)	(2.7)
Used vehicle retail sales	$983	$1,093	(10.1)	(3.9)
Used vehicle wholesale sales	$(188)	$13	(1,546.2)	(1,867.6)
Total used	$527	$643	(18.0)	(13.6)
Finance, insurance and other, net (per retail unit)	$810	$780	3.8	10.7
OTHER:
SG&A expenses	$59,192	$59,596	(0.7)	6.1
SG&A as % revenues	9.2	9.0
SG&A as % gross profit	82.2	83.4
Operating margin %	1.5	1.3
Pretax margin %	1.0	0.9
INTEREST EXPENSE:
Floorplan interest expense	$(1,614)	$(1,514)	6.6	13.9
Floorplan assistance	156	285	(45.3)	(41.4)
Net floorplan expense	$(1,458)	$(1,229)	18.6	26.7
Other interest expense, net	$(1,584)	$(1,532)	3.4	10.6
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2019	2018	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$64,172	$69,233	(7.3)	7.6
Used vehicle retail sales	21,224	24,191	(12.3)	1.7
Used vehicle wholesale sales	4,050	3,842	5.4	22.9
Total used	25,274	28,033	(9.8)	4.6
Parts and service	12,006	11,860	1.2	17.5
Finance, insurance and other, net	1,984	1,872	6.0	22.7
Total	$103,436	$110,998	(6.8)	8.1
GROSS MARGIN %:
New vehicle retail sales	5.9	5.5
Used vehicle retail sales	5.8	6.0
Used vehicle wholesale sales	7.3	3.9
Total used	6.1	5.7
Parts and service	43.8	45.3
Finance, insurance and other, net	100.0	100.0
Total	12.2	11.4
GROSS PROFIT:
New vehicle retail sales	$3,815	$3,781	0.9	17.1
Used vehicle retail sales	1,237	1,450	(14.7)	(1.0)
Used vehicle wholesale sales	297	151	96.7	127.9
Total used	1,534	1,601	(4.2)	11.2
Parts and service	5,258	5,373	(2.1)	13.5
Finance, insurance and other, net	1,984	1,872	6.0	22.7
Total	$12,591	$12,627	(0.3)	15.7
UNITS SOLD:
Retail new vehicles sold	2,140	2,067	3.5
Retail used vehicles sold	1,088	1,071	1.6
Wholesale used vehicles sold	472	357	32.2
Total used	1,560	1,428	9.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$29,987	$33,494	(10.5)	3.9
Used vehicle retail	$19,507	$22,587	(13.6)	0.1
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,783	$1,829	(2.5)	13.1
Used vehicle retail sales	$1,137	$1,354	(16.0)	(2.5)
Used vehicle wholesale sales	$629	$423	48.7	72.3
Total used	$983	$1,121	(12.3)	1.8
Finance, insurance and other, net (per retail unit)	$615	$597	3.0	19.3
OTHER:
SG&A expenses	$12,363	$11,810	4.7	21.6
Adjusted SG&A expenses (1)	$11,791	$11,810	(0.2)	15.9
SG&A as % revenues	12.0	10.6
Adjusted SG&A as % revenues (1)	11.4	10.6
SG&A as % gross profit	98.2	93.5
Adjusted SG&A as % gross profit (1)	93.7	93.5
Operating margin %	(0.2)	0.4
Adjusted operating margin % (1)	0.4	0.4
Pretax margin %	(0.4)	(0.1)
Adjusted pretax margin % (1)	0.1	(0.1)
INTEREST EXPENSE:
Floorplan interest expense	$(101)	$(236)	(57.2)	(50.0)
Other interest expense, net	$(160)	$(272)	(41.2)	(31.8)
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2019	2018	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,414,485	$1,513,590	(6.5)	(4.5)
Used vehicle retail sales	819,203	780,570	4.9	7.2
Used vehicle wholesale sales	92,138	104,029	(11.4)	(7.8)
Total used	911,341	884,599	3.0	5.4
Parts and service	369,174	349,515	5.6	7.3
Finance, insurance and other, net	113,376	112,322	0.9	2.1
Total	$2,808,376	$2,860,026	(1.8)	0.3
GROSS MARGIN %:
New vehicle retail sales	5.0	5.0
Used vehicle retail sales	5.8	5.6
Used vehicle wholesale sales	0.5	1.6
Total used	5.3	5.1
Parts and service	53.8	53.5
Finance, insurance and other, net	100.0	100.0
Total	15.4	14.7
GROSS PROFIT:
New vehicle retail sales	$71,391	$75,427	(5.4)	(3.1)
Used vehicle retail sales	47,809	43,495	9.9	11.7
Used vehicle wholesale sales	451	1,655	(72.7)	(80.6)
Total used	48,260	45,150	6.9	8.3
Parts and service	198,476	186,864	6.2	7.9
Finance, insurance and other, net	113,376	112,322	0.9	2.1
Total	$431,503	$419,763	2.8	4.4
UNITS SOLD:
Retail new vehicles sold	38,874	41,190	(5.6)
Retail used vehicles sold	38,836	36,216	7.2
Wholesale used vehicles sold	12,989	15,327	(15.3)
Total used	51,825	51,543	0.5
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,386	$36,747	(1.0)	1.2
Used vehicle retail	$21,094	$21,553	(2.1)	(0.1)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,836	$1,831	0.3	2.6
Used vehicle retail sales	$1,231	$1,201	2.5	4.1
Used vehicle wholesale sales	$35	$108	(67.6)	(77.1)
Total used	$931	$876	6.3	7.7
Finance, insurance and other, net (per retail unit)	$1,459	$1,451	0.6	1.7

OTHER:
SG&A expenses	$327,708	$324,347	1.0	2.9
Adjusted SG&A expenses (1)	$328,550	$324,347	1.3	3.1
SG&A as % revenues	11.7	11.3
Adjusted SG&A as % revenues (1)	11.7	11.3
SG&A as % gross profit	75.9	77.3
Adjusted SG&A as % gross profit (1)	76.1	77.3
Operating margin %	3.1	2.8
Adjusted operating margin % (1)	3.1	2.8
Pretax margin %	1.9	1.6
Adjusted pretax margin % (1)	1.8	1.6
INTEREST EXPENSE:
Floorplan interest expense	$(15,703)	$(14,087)	11.5	12.4
Floorplan assistance	10,483	11,035	(5.0)	(4.9)
Net floorplan expense	$(5,220)	$(3,052)	71.0	74.9
Other interest expense, net	$(18,919)	$(18,820)	(0.5)	1.2
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store U.S. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2019	2018	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,004,977	$1,061,294	(5.3)
Used vehicle retail sales	577,645	549,242	5.2
Used vehicle wholesale sales	41,874	52,539	(20.3)
Total used	619,519	601,781	2.9
Parts and service	293,980	275,288	6.8
Finance, insurance and other, net	93,711	94,106	(0.4)
Total	$2,012,187	$2,032,469	(1.0)
GROSS MARGIN %:
New vehicle retail sales	4.9	4.8
Used vehicle retail sales	6.5	5.9
Used vehicle wholesale sales	2.9	2.7
Total used	6.2	5.7
Parts and service	53.8	53.4
Finance, insurance and other, net	100.0	100.0
Total	16.9	16.1
GROSS PROFIT:
New vehicle retail sales	$49,404	$51,471	(4.0)
Used vehicle retail sales	37,335	32,589	14.6
Used vehicle wholesale sales	1,199	1,429	(16.1)
Total used	38,534	34,018	13.3
Parts and service	158,025	146,975	7.5
Finance, insurance and other, net	93,711	94,106	(0.4)
Total	$339,674	$326,570	4.0
UNITS SOLD:
Retail new vehicles sold	25,569	28,007	(8.7)
Retail used vehicles sold	28,389	26,635	6.6
Wholesale used vehicles sold	6,921	9,171	(24.5)
Total used	35,310	35,806	(1.4)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$39,305	$37,894	3.7
Used vehicle retail	$20,347	$20,621	(1.3)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,932	$1,838	5.1
Used vehicle retail sales	$1,315	$1,224	7.4
Used vehicle wholesale sales	$173	$156	10.9
Total used	$1,091	$950	14.8
Finance, insurance and other, net (per retail unit)	$1,737	$1,722	0.9

OTHER:
SG&A expenses	$253,287	$244,952	3.4
Adjusted SG&A expenses (2)	$250,561	$244,952	2.3
SG&A as % revenues	12.6	12.1
Adjusted SG&A as % revenues (2)	12.5	12.1
SG&A as % gross profit	74.6	75.0
Adjusted SG&A as % gross profit (2)	73.8	75.0
Operating margin %	3.6	3.4
Adjusted operating margin % (2)	3.8	3.4
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store U.K. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2019	2018	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$280,164	$325,262	(13.9)	(8.2)
Used vehicle retail sales	177,855	182,918	(2.8)	3.9
Used vehicle wholesale sales	41,221	44,568	(7.5)	(1.2)
Total used	219,076	227,486	(3.7)	2.9
Parts and service	50,745	48,224	5.2	12.4
Finance, insurance and other, net	13,658	13,467	1.4	8.1
Total	$563,643	$614,439	(8.3)	(2.1)
GROSS MARGIN %:
New vehicle retail sales	5.5	5.4
Used vehicle retail sales	4.0	4.5
Used vehicle wholesale sales	(1.9)	0.2
Total used	2.9	3.7
Parts and service	54.9	57.0
Finance, insurance and other, net	100.0	100.0
Total	11.2	10.9
GROSS PROFIT:
New vehicle retail sales	$15,493	$17,506	(11.5)	(5.9)
Used vehicle retail sales	7,073	8,320	(15.0)	(9.2)
Used vehicle wholesale sales	(788)	98	(904.1)	(1,018.0)
Total used	6,285	8,418	(25.3)	(21.0)
Parts and service	27,842	27,501	1.2	8.1
Finance, insurance and other, net	13,658	13,467	1.4	8.1
Total	$63,278	$66,892	(5.4)	0.9
UNITS SOLD:
Retail new vehicles sold	9,215	9,657	(4.6)
Retail used vehicles sold	7,291	7,369	(1.1)
Wholesale used vehicles sold	4,870	5,391	(9.7)
Total used	12,161	12,760	(4.7)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$30,403	$33,681	(9.7)	(3.8)
Used vehicle retail	$24,394	$24,823	(1.7)	5.0
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,681	$1,813	(7.3)	(1.4)
Used vehicle retail sales	$970	$1,129	(14.1)	(8.2)
Used vehicle wholesale sales	$(162)	$18	(1,000.0)	(1,116.2)
Total used	$517	$660	(21.7)	(17.1)
Finance, insurance and other, net (per retail unit)	$827	$791	4.6	11.6
OTHER:
SG&A expenses	$51,288	$55,284	(7.2)	(0.9)
SG&A as % revenues	9.1	9.0
SG&A as % gross profit	81.1	82.6
Operating margin %	1.6	1.4
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store Brazil (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2019	2018	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$56,916	$69,233	(17.8)	(4.6)
Used vehicle retail sales	19,443	24,191	(19.6)	(6.8)
Used vehicle wholesale sales	4,050	3,842	5.4	22.9
Total used	23,493	28,033	(16.2)	(2.8)
Parts and service	11,270	11,860	(5.0)	10.2
Finance, insurance and other, net	1,715	1,872	(8.4)	6.0
Total	$93,394	$110,998	(15.9)	(2.4)
GROSS MARGIN %:
New vehicle retail sales	6.0	5.5
Used vehicle retail sales	5.7	6.0
Used vehicle wholesale sales	7.3	3.9
Total used	6.0	5.7
Parts and service	43.5	45.3
Finance, insurance and other, net	100.0	100.0
Total	12.2	11.4
GROSS PROFIT:
New vehicle retail sales	$3,415	$3,781	(9.7)	4.8
Used vehicle retail sales	1,102	1,452	(24.1)	(11.8)
Used vehicle wholesale sales	297	151	96.7	127.9
Total used	1,399	1,603	(12.7)	1.3
Parts and service	4,906	5,373	(8.7)	5.9
Finance, insurance and other, net	1,715	1,872	(8.4)	6.0
Total	$11,435	$12,629	(9.5)	5.0
UNITS SOLD:
Retail new vehicles sold	1,850	2,067	(10.5)
Retail used vehicles sold	991	1,071	(7.5)
Wholesale used vehicles sold	411	357	15.1
Total used	1,402	1,428	(1.8)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$30,765	$33,494	(8.1)	6.6
Used vehicle retail	$19,620	$22,587	(13.1)	0.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,846	$1,829	0.9	17.1
Used vehicle retail sales	$1,112	$1,356	(18.0)	(4.7)
Used vehicle wholesale sales	$723	$423	70.9	97.9
Total used	$998	$1,123	(11.1)	3.2
Finance, insurance and other, net (per retail unit)	$604	$597	1.2	17.1
OTHER:
SG&A expenses	$11,062	$11,731	(5.7)	9.4
SG&A as % revenues	11.8	10.6
SG&A as % gross profit	96.7	92.9
Operating margin %	—	0.5
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store Consolidated (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2019	2018	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,342,057	$1,455,789	(7.8)	(5.9)
Used vehicle retail sales	774,943	756,351	2.5	4.5
Used vehicle wholesale sales	87,145	100,949	(13.7)	(10.2)
Total used	862,088	857,300	0.6	2.7
Parts and service	355,995	335,372	6.1	7.7
Finance, insurance and other, net	109,084	109,445	(0.3)	0.7
Total	$2,669,224	$2,757,906	(3.2)	(1.3)
GROSS MARGIN %:
New vehicle retail sales	5.1	5.0
Used vehicle retail sales	5.9	5.6
Used vehicle wholesale sales	0.8	1.7
Total used	5.4	5.1
Parts and service	53.6	53.6
Finance, insurance and other, net	100.0	100.0
Total	15.5	14.7
GROSS PROFIT:
New vehicle retail sales	$68,312	$72,758	(6.1)	(4.0)
Used vehicle retail sales	45,510	42,361	7.4	9.0
Used vehicle wholesale sales	708	1,678	(57.8)	(62.0)
Total used	46,218	44,039	4.9	6.3
Parts and service	190,773	179,849	6.1	7.6
Finance, insurance and other, net	109,084	109,445	(0.3)	0.7
Total	$414,387	$406,091	2.0	3.5
UNITS SOLD:
Retail new vehicles sold	36,634	39,731	(7.8)
Retail used vehicles sold	36,671	35,075	4.6
Wholesale used vehicles sold	12,202	14,919	(18.2)
Total used	48,873	49,994	(2.2)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,634	$36,641	—	2.0
Used vehicle retail	$21,132	$21,564	(2.0)	(0.1)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,865	$1,831	1.9	4.1
Used vehicle retail sales	$1,241	$1,208	2.7	4.3
Used vehicle wholesale sales	$58	$112	(48.2)	(53.5)
Total used	$946	$881	7.4	8.7
Finance, insurance and other, net (per retail unit)	$1,488	$1,463	1.7	2.8
OTHER:
SG&A expenses	$315,637	$311,967	1.2	2.9
Adjusted SG&A expenses (2)	$312,911	$311,967	0.3	2.0
SG&A as % revenues	11.8	11.3
Adjusted SG&A as % revenues (2)	11.7	11.3
SG&A as % gross profit	76.2	76.8
Adjusted SG&A as % gross profit (2)	75.5	76.8
Operating margin %	3.1	2.8
Adjusted operating margin % (2)	3.2	2.8
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in thousands)

	Three Months Ended March 31,
	2019	2018	% Increase/ (Decrease)
SG&A RECONCILIATION:
As reported	$256,153	$252,941	1.3
Pre-tax adjustments:
Catastrophic events	(1,973)	—
Gain (loss) on real estate and dealership transactions	5,216	—
Legal settlements	(1,829)	—
Adjusted SG&A (1)	$257,567	$252,941	1.8
SG&A AS % REVENUES:
Unadjusted	12.4	12.1
Adjusted (1)	12.5	12.1
SG&A AS % GROSS PROFIT:
Unadjusted	73.8	75.4
Adjusted (1)	74.2	75.4
OPERATING MARGIN %:
Unadjusted	3.8	3.3
Adjusted (1), (2)	3.7	3.3
PRETAX MARGIN %:
Unadjusted	2.2	1.9
Adjusted (1), (2)	2.2	1.9
SAME STORE SG&A RECONCILIATION:
As reported	$253,287	$244,952	3.4
Pre-tax adjustments:
Catastrophic events	(1,973)	—
Gain (loss) on real estate and dealership transactions	1,076	—
Legal settlements	(1,829)	—
Adjusted Same Store SG&A (1)	$250,561	$244,952	2.3
SAME STORE SG&A AS % REVENUES:
Unadjusted	12.6	12.1
Adjusted (1)	12.5	12.1
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	74.6	75.0
Adjusted (1)	73.8	75.0
SAME STORE OPERATING MARGIN %:
Unadjusted	3.6	3.4
Adjusted (1), (3)	3.8	3.4
(1) See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.
(2) Excludes the impact of SG&A reconciling items above for the three months ended March 31, 2019.
(3) Excludes the impact of Same Store SG&A reconciling items above for the three months ended March 31, 2019.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(Dollars in thousands)

	Three Months Ended March 31,
	2019	2018	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$12,363	$11,810	4.7
Pre-tax adjustments:
Legal settlements	(572)	—
Adjusted SG&A (1)	$11,791	$11,810	(0.2)
SG&A AS % REVENUES:
Unadjusted	12.0	10.6
Adjusted (1)	11.4	10.6
SG&A AS % GROSS PROFIT:
Unadjusted	98.2	93.5
Adjusted (1)	93.7	93.5
OPERATING MARGIN %:
Unadjusted	(0.2)	0.4
Adjusted (1), (2)	0.4	0.4
PRETAX MARGIN %:
Unadjusted	(0.4)	(0.1)
Adjusted (1), (2)	0.1	(0.1)
(1) See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.
(2) Excludes the impact of SG&A reconciling items above for the three months ended March 31, 2019.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in thousands, except per share amounts)

	Three Months Ended March 31,
	2019	2018	% Increase/(Decrease)
NET INCOME RECONCILIATION:
As reported
Pretax Net Income	$52,176	$46,167
Income Tax Provision	(13,528)	(10,353)
Net Income	$38,648	$35,814	7.9
Effective Tax Rate	25.9%	22.4%
Adjustments:
Catastrophic events
Pre-tax	$1,973	$—
Tax impact	$(519)	$—
(Gain) loss on real estate and dealership transactions
Pre-tax	$(5,216)	$—
Tax impact	$1,381	$—
Legal settlements
Pre-tax	$2,401	$—
Tax impact	$(481)	$—
Adjusted
Pretax Net Income	$51,334	$46,167
Income Tax Provision	(13,147)	(10,353)
Adjusted net income (1)	$38,187	$35,814	6.6
Effective Tax Rate	25.6%	22.4%
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED
COMMON SHARES RECONCILIATION:
Adjusted net income (1)	$38,187	$35,814	6.6
Less: Adjusted earnings allocated to participating securities	1,437	1,208	19.0
Adjusted net income available to diluted common shares (1)	$36,750	$34,606	6.2
DILUTED (LOSS) INCOME PER COMMON SHARE RECONCILIATION:
As reported	$2.08	$1.70	22.4
After-tax adjustments:
Catastrophic events	0.08	—
(Gain) loss on real estate and dealership transactions	(0.20)	—
Legal settlements	0.10	—
Adjusted diluted income per share (1)	$2.06	$1.70	21.2
SG&A RECONCILIATION:
As reported	$327,708	$324,347	1.0
Pre-tax adjustments:
Catastrophic events	(1,973)	—
Gain (loss) on real estate and dealership transactions	5,216	—
Legal settlements	(2,401)	—
Adjusted SG&A (1)	$328,550	$324,347	1.3
SG&A AS % REVENUES:
Unadjusted	11.7	11.3
Adjusted (1)	11.7	11.3
SG&A AS % GROSS PROFIT:
Unadjusted	75.9	77.3
Adjusted (1)	76.1	77.3
OPERATING MARGIN %:
Unadjusted	3.1	2.8
Adjusted (1), (2)	3.1	2.8
PRETAX MARGIN %:
Unadjusted	1.9	1.6
Adjusted (1), (2)	1.8	1.6

SAME STORE SG&A RECONCILIATION:
As reported	$315,637	$311,967	1.2
Pre-tax adjustments:
Catastrophic events	(1,973)	—
Gain (loss) on real estate and dealership transactions	1,076	—
Legal settlements	(1,829)	—
Adjusted Same Store SG&A (1)	$312,911	$311,967	0.3
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.8	11.3
Adjusted (1)	11.7	11.3
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	76.2	76.8
Adjusted (1)	75.5	76.8
SAME STORE OPERATING MARGIN %:
Unadjusted	3.1	2.8
Adjusted (1), (3)	3.2	2.8
(1) See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.
(2) Excludes the impact of SG&A reconciling items above for the three months ended March 31, 2019.
(3) Excludes the impact of Same Store SG&A reconciling items above for the three months ended March 31, 2019.